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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------
                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         APRIL 2, 2002 (MARCH 29, 2002)

                              --------------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

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
              000-23709                                      13-3870996
      (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER IDENTIFICATION NO.)

           450 WEST 33RD STREET
            NEW YORK, NEW YORK                                 10001
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)
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                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

--------------------------------------------------------------------------------




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ITEM 5.  OTHER EVENTS.

         DoubleClick Inc. ("DoubleClick") issued a press release on March 29, 2002 announcing a settlement agreement relating to all the federal and state class action privacy litigation against DoubleClick.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER

99.1     Press Release of DoubleClick Inc., dated March 29, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DOUBLECLICK INC.
                                     -------------------------------------------
                                     (Registrant)


                                     By:      /s/ Elizabeth Wang
                                         ---------------------------------------
                                         Name: Elizabeth Wang
                                         Title: Vice President and Secretary

Dated: April 2, 2002






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

EXHIBIT                                   EXHIBIT INDEX
-------                                   -------------
99.1     Press Release of DoubleClick Inc., dated March 29, 2002.

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